Exhibit 10.8

                                PLEDGE AGREEMENT

      This Pledge Agreement (this "Agreement") dated as of August 24, 2007 by and among John Gantt and Lugenia Gantt (collectively, the"Pledgees"), AIR INDUSTRIES MACHINING CORP. ("Air"), a New York corporation, having an office at 1479 Clinton Avenue, Bay Shore, New York 11706, and SIGMA METALS, INC. ("Sigma"), a New York corporation, having an office at 45 Jefryn Boulevard, Deer Park, New York 11729, (Sigma and Air each individually, a "Pledgor" and collectively, the "Pledgors").

                           BACKGROUND TO THE AGREEMENT

      Pledgors, WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.), a New York corporation ("the Issuer") and Steel City Capital Funding LLC (the "Lender") have entered or are entering into a Term Loan and Security Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") pursuant to which the Lender has agreed, subject to the terms and conditions contained therein, to provide certain financial accommodations to Borrowers.

      Pledgees, the former shareholders of the Issuer, sold all the outstanding shares of the Issuer (the "WMI Shares") to WMS Merger Corp., of which the Pledgors were the sole shareholders, pursuant to a Stock Purchase Agreement dated as of March 9, 2007, as amended (the "Purchase Agreement") with Air Industries Group, Inc,. (formerly Gales Industries Incorporated, referred to herein as "AIG"), and AIG assigned its rights under the Purchase Agreement to WMS Merger Corp.

      Part of the consideration for the purchase of the WMI Shares consisted of the 7% secured promissory note of AIG in the principal amount of $2,000,000 (the "AIG Note"). Under the Purchase Agreement payment of the AIG Note is to be secured by a pledge of the WMI Shares, which pledge is second, junior and subordinate to Senior Indebtedness, as defined in the AIG Note. Amounts advanced by Lender under the Loan Agreement constitute Senior Indebtedness.

      Lender and Pledgees have entered into a Reliance and Intercreditor Agreement dated as of August 24, 2007 (the "Reliance and Intercreditor Agreement"), establishing their relative rights and the priorities in and to the WMI Shares and the proceeds thereof.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Pledge and Grant of Security Interest.

      To secure the full and punctual payment of the principal amount of, and accrued interest on, the AIG Note (collectively, the "Indebtedness"), Pledgors hereby pledge, assign, hypothecate, transfer and grant a security interest to Pledgee in all of the following (the "Collateral"):

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            (a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (the "Pledged Stock"), the certificates representing the Pledged Stock, and instruments and other property or proceeds from time to time received, receivable or otherwise distributed in exchange for any or all of the Pledged Stock, but excluding cash dividends or other distributions in respect of the Pledged Stock

            (b) all additional shares of stock of any issuer of the Pledged Stock (the "Issuer") from time to time acquired by the Pledgors in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

            (c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock.

      2. Delivery of Collateral.

      All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgors hereby authorize the Issuer upon demand by Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to Pledgee, in each case to be held by Pledgee, subject to the terms hereof and the terms of the Reliance and Intercreditor Agreement. Pledgee shall have the right, at any time in its discretion and without notice to the Pledgors, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Stock. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations. Further, the Pledgee is hereby authorized to file UCC-1 Financing Statements in connection with the Pledgors pledge of the Collateral to Pledgee.

      3. Representations and Warranties of Pledgors.

      Each Pledgor represents and warrants to Pledgee (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full) that:

            (a) Each Pledgor has the requisite power and authority to enter into this Agreement, to pledge the Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.


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

            (b) The execution, delivery and performance by each Pledgor of this Agreement and the pledge of the Collateral hereunder have been duly and properly authorized and do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to any Pledgor.

            (c) This Agreement constitutes the legal, valid and binding obligation of each Pledgor enforceable against such Pledgor in accordance with its terms.

            (d) Each Pledgor is the direct and beneficial owner of each share of the Pledged Stock.

            (e) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable.

            (f) Upon delivery of the Pledged Stock to Pledgee or an agent for Pledgee, this Agreement creates and grants a valid first lien on and perfected security interest in the Collateral and the proceeds thereof, subject to no prior security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, "Liens") or to any agreement purporting to grant to any third party a Lien upon the property or assets of each Pledgor which would include the Collateral.

            (g) There are no restrictions on transfer of the Pledged Stock contained in the Certificate of Incorporation or by-laws of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

            (h) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

            (i) There are no pending or, to the best of each Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

            (j) No consent, approval, authorization or other order of any person, firm, corporation or other entity ("Person") and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by any Pledgor either (i) for the pledge of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

            (k) No notification of the pledge evidenced hereby to any Person is required.


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

            (l) The Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of the Issuers thereof set forth on Schedule A annexed hereto.

            (m) As of the date hereof, there are no existing options, warrants, calls or commitments of any such character whatsoever relating to any Pledged Stock and no indebtedness or other security convertible into any Pledged Stock.

      The representations and warranties set forth in this Section 3 (other than those contained in subsection (m)) shall survive the execution and delivery of this Agreement.

      4. Covenants.

            Until such time as all of the Indebtedness has been paid in full, each Pledgor shall:

            (a) Not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

            (b) At each Pledgor's expense, defend Pledgee's right, title and security interest in and to the Collateral against the claims of any Person and keep the Collateral free from all Liens, except for the Liens granted to Pledgee under this Agreement.

            (c) At any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Collateral in form satisfactory to Pledgee. Until receipt thereof, this Agreement shall constitute each Pledgor's proxy to Pledgee or its nominee to vote all shares of Collateral then registered in such Pledgor's name.

            (d) Within two (2) Business Days of receipt thereof by each Pledgor, deliver to Pledgee all notices and statements relating to the Collateral received by such Pledgor.

            (e) Not consent to or approve the issuance of (i) any additional shares of any class of capital stock of the Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or (iii) any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares.

            (f) Not create, incur, assume or suffer to exist any Lien or other encumbrance of any kind (including the charge on property purchased under conditional sales or other title retention agreements) upon any property or assets, whether now owned or hereafter acquired, except for liens incidental to the conduct of any Pledgor's business or the ownership of its assets or properties not incurred in connection with the borrowing of money or the acquisition of any asset, and which in the aggregate do not materially detract from such Pledgor's operations, property or financial condition.


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

            (g) Not convey, sell, lease, transfer or otherwise dispose of in one or a series of related transactions, all or any substantial part of its properties, businesses or assets.

      5. Voting Rights and Dividends.

      In addition to Pledgee's rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and has been declared by Pledgee and is continuing, Pledgee shall (i) vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (each Pledgor hereby irrevocably constituting and appointing Pledgee, with full power of substitution, the proxy and attorney-in-fact of such Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral. No Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Pledgee, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days' written notice of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. All dividends and all other distributions in respect of any of the Collateral, whenever paid or made, shall be delivered to Pledgee to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement). Subject to the limitations set forth herein, Pledgors shall have the right to exercise voting rights with respect to any securities included in the Collateral.

      6. Events of Default.

      The term "Event of Default" wherever used herein shall mean the occurrence of any one of the following events:

            (a) An Event of Default shall occur under the Loan Agreement or any Pledgor shall default in the payment of any Obligation (as that term is defined in the Loan Agreement);

            (b) Any Pledgor shall default in the performance of any of its undertakings or obligations under any agreement between such Pledgor and Pledgee, including, without limitation, this Agreement;

            (c) Any representation, warranty, statement or covenant made or furnished to Pledgee by or on behalf of any Pledgor proves to have been false in any material respect when made or furnished or is breached, violated or not complied with; or

            (d) The Collateral is subjected to levy of execution, attachment, distraint or other judicial process; or the Collateral is the subject of a claim (other than by Pledgee) of a Lien or other right or interest in or to the Collateral.


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

            (e) Any Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors,
(iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty
(30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing

            (f) An Event of Default shall occur under the AIG Note or any Pledgor shall default in the payment of any obligation to the Pledgees. .

      7. Remedies.

      Upon the occurrence of an Event of Default, Pledgee may, subject to the terms of the Reliance and Intercreditor Agreement:

            (a) Demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any part thereof), as Pledgee may determine in its sole discretion;

            (b) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

            (c) Exercise all rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

            (d) Subject to the requirements of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by Pledgee, at any private or public sale or auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its sole discretion may determine, or as may be required by applicable law.


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

      Each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by Pledgee hereunder whether upon sale of the Collateral or any part thereof or otherwise shall be held by Pledgee and applied by it as provided in Section 10 hereof, subject to the terms of the Reliance and Intercreditor Agreement. No failure or delay on the part of Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof, subject to the terms of the Reliance and Intercreditor Agreement. Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under applicable law and the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought, subject to the terms of the Reliance and Intercreditor Agreement.

      8. Registration.

      If Pledgee shall exercise its right to sell all or any part of the Collateral, and if, in the opinion of counsel for Pledgee, it is necessary to have the Collateral being sold registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), each Pledgor will cause the Issuer to execute and deliver, and to cause the directors and officers of the Issuer to execute and deliver, all at such Pledgor's expense, all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary to register the Collateral being sold under the provisions of the Securities Act. Each Pledgor shall cause any such registration statement to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral being sold and to make all amendments thereto and to related documents which, in the opinion of Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor shall also cause the Issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction which Pledgee shall designate in connection with any sale hereunder; and to cause the Issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act. Each Pledgor acknowledges that a breach of any of the covenants contained in this Section may cause irreparable injury to Pledgee, that Pledgee will have no adequate remedy at law with respect to such breach and, as a consequence, such covenants of each Pledgor shall be specifically enforceable against such Pledgor.

      9. Private Sale.

      Notwithstanding anything contained in Section 8, each Pledgor recognizes that Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Each Pledgor agrees that Pledgee has no obligation to delay sale of any Collateral for the period of time necessary to permit the Issuer to register the Collateral for public sale under the Securities Act.

      10. Proceeds of Sale.

      Subject to the terms of the Reliance and Intercreditor Agreement, the proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Collateral shall be applied by Pledgee as follows:

            (a) First, to the payment of all costs, expenses and charges of Pledgee and to the reimbursement of Pledgee for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Collateral (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, attorneys' fees and expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder).

            (b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Pledgee may elect, whether such Indebtedness is then due or not due.

            (c) Third, to such Persons as required by applicable law including, without limitation, Section 9-615(a)(3) of the Uniform Commercial Code.

            (d) Fourth, to the extent of any surplus thereafter remaining, to Pledgors or as a court of competent jurisdiction may direct.

            In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, each Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in AIG Note, plus the costs and fees of any attorneys employed by Pledgee to collect such deficiency.

            Pledgee, in its sole and absolute discretion, with or without notice to Pledgors, may deposit any proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Indebtedness.


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

      11. Waiver of Marshaling.

      Each Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

      12. Pledgee Appointed Attorney-In-Fact and Performance by Pledgee.

      Upon the occurrence of an Event of Default, each Pledgor hereby irrevocably constitutes and appoints Pledgee as such Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in each Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which such Pledgor could or might do or which Pledgee may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Pledgee's name. Each Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If any Pledgor fails to perform any agreement herein contained, Pledgee may itself perform or cause performance thereof, and any costs and expenses of Pledgee incurred in connection therewith shall be paid by Pledgors as provided in Section 23 hereof.

      13. Termination.

      This Agreement shall terminate and Pledgors shall be entitled to the return, at Pledgors' expense, of such of the Collateral as has not theretofore been sold, disposed of or otherwise applied pursuant to this Agreement upon payment in full of the Indebtedness.

      14. Concerning Pledgee.

      The recitals of fact herein shall be taken as statements of each Pledgor for which Pledgee assumes no responsibility. Pledgee makes no representation to anyone as to the value of the Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement. Pledgee shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of Pledgee hereunder shall not be construed as duties of Pledgee. Pledgee shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Collateral. Pledgee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

      15. Notices.

      Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by


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

telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

           If to Pledgees:         183 Montecito Crescent
                                   Melville, New York 11747
                                   Telephone: (631) 367-0150
                                   Facsimile: (631) 367-0150

           with a copy to:
                                   Adam P. Silvers, Esq.
                                   Ruskin Moscou Faltischek, P.C.
                                   1425 RexCorp Plaza
                                   Uniondale, New York 11556
                                   Telephone: (516) 663-6519
                                   Facsimile: (516) 663-6719

           If to Pledgors:         c/o Air Industries Machining, Corp.
                                   1479 Clinton Ave.
                                   Bay Shore, NY 11706
                                   Attention: Louis Giusto, Vice Chairman & CFO
                                   Telephone: (631) 968-5000
                                   Facsimile: (631) 968-5377

           with a copy to:         Eaton & Van Winkle LLP
                                   3 Park Ave., 16th Floor
                                   New York, NY 10016
                                   Attention: Vincent McGill, Esq.
                                   Telephone: (212) 561-3604
                                   Facsimile: (212) 779-9928

      16. Governing Law.

      This Agreement and all rights and obligations hereunder shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

      17. Waivers.

            (a) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.


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

      18. Litigation.

      EACH PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY ANY PLEDGOR AGAINST PLEDGEE INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. EACH PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

      19. No Waiver; Cumulative Remedies.

      Any and all of Pledgee's rights with respect to the Liens granted under this Agreement shall continue unimpaired, and each Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Pledgee in reference to any of the Indebtedness. Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Pledgee preclude any other or further exercise thereof or the exercise of any right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      20. Severability.

      In case any security interest or other right of Pledgee shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement. In the event that any provision of this Agreement or the application thereof to any Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

      21. Counterparts; Facsimiles.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

      22. Miscellaneous.

            (a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and neither this Agreement nor any term hereof may be changed, discharged or terminated orally, but only by an instrument in writing, signed by Pledgee and Pledgors. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

            (b) This Agreement shall be binding upon each Pledgor, and such Pledgor's successors and assigns, and shall inure to the benefit of Pledgee and its successors and assigns. The term "Pledgee", as used herein, shall include any successor or assign of Pledgee at the time entitled to the pledged interest in the Collateral.

            (c) The headings and captions in this Agreement are for purposes of reference only and shall not constitute part of this Agreement for any other purpose.

      23. Expenses.

      The Collateral shall also secure, and Pledgors shall pay to Pledgee on demand, from time to time, all costs and expenses, (including but not limited to, attorneys' fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Pledgee under this Agreement or with respect to any of the Indebtedness.

      24. Recapture

      Anything in this Agreement to the contrary notwithstanding, if Pledgee receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Pledgee, each Pledgor's obligations to Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                              AIR INDUSTRIES MACHINING, CORP.

                                              By: /s/Peter D. Rettaliata
                                                  ------------------------------
                                                  Name: Peter D. Rettaliata
                                                  Title: President


                                              SIGMA METALS, INC.

                                              By  /s/Peter D. Rettaliata_
                                                  ------------------------------
                                                  Name: Peter D. Rettaliata
                                                  Title: President


                                              /s/ John Gantt
                                              ----------------------------------
                                              John Gantt


                                              /s/ Lugenia Gantt
                                              ----------------------------------
                                              Lugenia Gantt

                                   SCHEDULE A

                                  PLEDGED STOCK

                                                                            Stock Certificate      Par Value       Number of
Issuer                                                Class of Stock        Number                                 Shares
Welding Metallurgy, Inc.                              Common                          5            None                65
(issued to Air Industries Machining, Corp.)

Welding Metallurgy, Inc.                              Common                          6            None                35
(issued to Sigma Metals, Inc.)